EXHIBIT 32.2
CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     I, Steven A. Schumm, as Chief Financial Officer and Principal Financial Officer of Thermadyne Holdings Corporation (the “Company”) certify, pursuant to 18 U.S.C. § 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
     (1) the accompanying Form 10-Q for the period ended September 30, 2008 as filed with the U.S. Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Steven A. Schumm

Steven A. Schumm Chief Financial and Administrative Officer (Principal Financial and Accounting Officer)

Date: November 3, 2008